UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 26, 2016

EMERALD MEDICAL APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tikva, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3-744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant.

Effective September 26, 2016, Emerald Medical Applications Corp. (the "Registrant") determined not to re-engage its independent auditor,　M&K CPAS, PLLC ("M&K". The decision to change accountants was recommended and approved by the Registrant's board of directors, following the appointment by the Registrant of a new chief executive officer and chief financial officer. Reference is made to the Registrant's Form 8-K filed with the SEC on September 8, 2016.

M&K issued an auditor's report on the Registrant's financial statements for each of the last two fiscal years ended December 31, 2015 and 2014 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the years ended December 31, 2015 and 2014 and subsequent interim periods through September 26, 2016, the date of the determination not to reengage M&K for the audit of the Registrant's fiscal year ending December 31, 2016 nor review the interim quarterly period ending September 30, 2016, there were no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused MCJ to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the years December 31, 2016 and December 31, 2014 and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided M&K with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. M&K provided a letter, dated September 28, 2016, stating its agreement with such statements as related to M&K, which is attached as Exhibit 16 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective September 26, 2016, the Registrant engaged Deloitte Brightman Almagor Zohar, with offices at 1 Azrieli Center, P.O.B. 16593 Tel Aviv, 6701101 Israel ("Deloitte Israel") as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2016, effective immediately. Such engagement included the review of the Registrant's financial statements for the quarterly period ending September 30, 2016.

During the two most recent fiscal years ended December 31, 2015 and 2014 and any subsequent interim period through September 26, 2016, the date of Deloitte Israel's engagement, neither the Registrant nor anyone on its behalf consulted with Deloitte Israel regarding (i) the application of accounting principles to a specified transaction, either completed or proposed (ii) the type of audit opinion that might be rendered on our financial statements by Deloitte Israel, nor did Deloitte Israel provide written or oral advice provided that Deloitte Israel concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a "disagreement" or "reportable event" between the Registrant and our former auditors, M&K, as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.2	Letter on Change in Certifying Accountant dated September 28, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Adi Zamir CEO Adi Zamir Date: September 28, 2016